FORM OF PLEDGE AND ESCROW AGREEMENT

THIS PLEDGE AND ESCROW AGREEMENT (as amended or otherwise modified from time to time, this “Agreement”) is dated as of [•], 2007 by and between [PLEDGOR] (herein, the “Pledgor”), [LENDER] (the “Lender”) and ___________, as escrow agent (the “Escrow Agent”)..

WITNESSETH

WHEREAS, pursuant to that certain promissory note, dated [•], 2007 (the “Promissory Note”) among the Lender and Pledgor, the Lender has agreed, subject to the satisfaction of certain conditions precedent, to make a loan (the “Loan”) to the Pledgor; and

WHEREAS, it is a condition precedent to the availability of such Loan under the Promissory Note that the Pledgor shall have made the pledges and granted the security interests contemplated by this Agreement in order to secure the payment by the Pledgor of principal with respect to the Loan made pursuant to the Promissory Note (the “Obligations”);

NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lender to make the Loan, the Pledgor hereby agrees with the Lender, for its benefit and the benefit of Lender, as follows:

1. Definitions. Capitalized terms defined in the Promissory Note and not otherwise defined herein shall have the respective meanings provided for in the Promissory Note.

2. Pledge. To secure the Pledgor’s Obligations, the Pledgor hereby pledges to and assigns to the Lender, and grants to the Lender a first priority continuing security interest in, any and all right, title and interest in and to the following (the “Pledged Collateral”):

(a) ___________ founder warrants (as defined in the Registration Statement) purchased by Pledgor in connection with the Registration Statement; and

(b) any proceeds from the above.

Simultaneously with the execution of the Promissory Note, the Pledgor shall deliver to the Escrow Agent the certificates representing the Pledged Collateral, together with duly executed stock powers or other appropriate transfer documents and executed in blank by the Pledgor (the “Transfer Documents”), and such certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all Obligations due to the Lender.

3. UCC Financing Statements. The Pledgor hereby authorizes the Lender to file one or more UCC financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Pledged Collateral without the signature of the Pledgor (to the extent such signature is required under the laws of any applicable jurisdiction).

4. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) The delivery of this Pledge Agreement, together with the filing in the appropriate filing office of a UCC financing statement describing the same as collateral, is effective to create a valid and perfected first priority security interest in the Pledged Collateral, free of any adverse claim, securing the payment of the Obligations.

(b) This Agreement constitutes a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(c) Pledgor is, and at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (and will have) good and valid title to, all Pledged Collateral pledged hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever.

(d) Pledgor has full power, authority and legal right to pledge all the Pledged Collateral pledged pursuant to this Agreement.

(e) all the Pledged Collateral have been duly and validly issued and are fully paid and are not subject to options to purchase or similar rights.

(f) All representations and warranties of the Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

5. Covenants; Further Assurances.

(a) The Pledgor shall, from time to time promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary or desirable, or that the Lender, jointly or severally, may request, in order to create, perfect and protect any security interest granted or purported to be granted by this Agreement or to enable the Lender, jointly or severally, to exercise and enforce their rights and remedies hereunder.

(b) Except as otherwise permitted herein or by the Promissory Note, the Pledgor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or similar right with respect to, any of the Pledged Collateral; or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral except for the Lien in favor of the Lender securing the Obligations. In addition, the Pledgor shall not use or permit the use of any Pledged Collateral in violation of any provision of applicable law and shall not do anything to impair the rights of the Lender in any of the Pledged Collateral.

6. Remedial Provisions. Upon the occurrence and during the continuance of any breach by Pledgor of the Promissory Note, the Lender and its attorneys may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Lender may also, without demand, advertisement or notice of any kind (other than the notice specified below relating to a public or private sale), sell the Pledged Collateral or any part thereof in one or more portions at one or more public or private sales or dispositions, at any exchange, broker’s board or at any of the Lender’ offices (or those of the Lender’ attorneys) or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as the Lender deems advisable. Notwithstanding, such pledged founder warrants, if transferred to Lender to fulfill the Obligations, may not be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the securities by any person, for a period of 18 months following the effective date of the Registration Statement, except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. The Lender shall provide Pledgor reasonable notification of such sale; provided, that in no event shall the notification given to the Pledgor be less than ten (10) Business Days.

7. Application of Proceeds. Upon the occurrence and during the continuance of any failure to comply with the Promissory Note and for so long as such non-compliance is then continuing, the proceeds of any sale or disposition of, or other realization upon, all or any part of the Pledged Collateral shall be applied in a manner consistent with the provisions of the Promissory Note. Any excess balance remaining shall be delivered to the Pledgor. The Lender will have no other recourse against the Pledgor for any deficiency remaining unpaid after the foregoing application.

8. Termination of Lien; Release of Pledged Collateral. The Lender agrees that upon payment in full of all Obligations or the waiver and release by Lender of all Obligations, the parties hereto shall notify the Escrow Agent to such effect in writing and the Lien provided for hereunder shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Promptly upon receipt of such written notice, the Escrow Agent shall return to the Pledgor the Transfer Documents and the certificates representing the Pledged Collateral, whereupon any and all rights of Lender in the Pledged Collateral shall be terminated. The Lender further agrees that upon such termination, the Lender shall execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

9. Concerning the Escrow Agent.

(a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

(b) The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

(c) Lender and the Pledgor hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Section 9(e) hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys’ fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be shared by the Pledgor and the Lender.

(d) The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Pledgor and Lender) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(e) The Escrow Agent may resign upon ten (10) days’ written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

10. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Lender.

11. Notices. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Promissory Note.

12. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH OF THE PLEDGOR AND THE LENDER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY AND STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PLEDGOR AND THE LENDER HEREBY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF THE PLEDGOR AND THE LENDER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE OTHER PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE OTHER PARTY IN ACCORDANCE WITH THE PROVISIONS OF THE PROMISSORY NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

13. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

14. Headings. Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Witness the due execution hereof by the respective duly authorized officer of the undersigned as of the day first above written.

[PLEDGOR]

By:

Name:

Title:

[LENDER]

By:

Name:

Title:

[ESCROW AGENT]

By:

Name:

Title: